SUPPLEMENT Dated July 22, 2011
To The Prospectus Dated April 29, 2011

ING Variable Annuity

Issued By ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Contact Center at 1-800-531-4547.

Effective July 1, 2011, the subadviser for the ING Clarion Global Real Estate Portfolio changed its name from ING Clarion Real Estate Securities LLC to CBRE Clarion Securities
LLC.

Accordingly, all references in your Contract Prospectus to ING Clarion Global Real Estate
Securities LLC are replaced with CBRE Clarion Securities LLC.

The Portfolio’s investment objective and principal investment strategies have not changed as a result of the subadviser name change.

X.56297-11	July 2011